Exhibit 99.1
S1 Corporation Q3 2010 Earnings Call Presentation November 4, 2010 Copyright (c) 2010. S1 Corporation. All rights reserved. 1

This presentation contains forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. These statements, including without limitation statements and projections regarding our revenue, expenses, Adjusted EBITDA, revenue backlog, capital expenditures, earnings per share, product development projects, future economic performance or management objectives, are based on our beliefs as well as assumptions made using information currently available to us. Because these statements reflect our current views concerning future events, they involve risks, uncertainties and assumptions. Therefore, actual results may differ materially from those contemplated by the forward-looking statements. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All of the forward-looking statements are expressly qualified by the risk factors discussed in the Company's filings with the Securities and Exchange Commission ("SEC"). For a detailed discussion of these risk factors, please review the Company's filings with the SEC, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, and subsequent filings. Except as required by law, the Company will not update forward-looking statements over the course of future periods. For questions related to this information, please contact Paul Parrish, Chief Financial Officer, at 404-923- 3500 or paul.parrish@S1.com. Forward Looking Statements Copyright (c) 2010. S1 Corporation. All rights reserved. 2

This presentation contains an estimate of revenue backlog for our Payments and Banking: Large Financial Institution segments which is defined as an estimate of revenue for software licenses, including term licenses, professional services, and hosting services, in each case as specified in executed contracts that we believe will be recognized in revenue over the next 12 months. The portion of the estimate from our Banking: Large Financial Institution segment does not include revenue associated with the State Farm business or the custom development for an international branch customer ("Custom Projects"). Our estimate of revenue backlog requires substantial judgment of our management, is based on a number of assumptions, which may turn out to be inaccurate or wrong, and is subject to a number of factors and uncertainties, many of which are outside of our control. Such assumptions, factors and uncertainties include, but are not limited to, the following: Revenue for term licenses and hosting services are the annualized amount expected over the next 12 months as of the date presented; Foreign currency exchange rates are assumed to remain constant over the 12 month period for contracts stated in currencies other than the U.S. Dollar; Perpetual licenses and professional services are based on current estimates of project completion over the next 12 months; Our customers may attempt to renegotiate or terminate their contracts for a number of reasons, including mergers, changes in their financial condition or general changes in economic conditions within their industries or geographic locations; We may experience delays in the development or delivery of products or services specified in customer contracts; and Our estimate is based on constant hosting transaction volumes, and changes in hosting transaction volumes may impact the amount of revenue actually recognized in future periods. Non-GAAP Measures Copyright (c) 2010. S1 Corporation. All rights reserved. 3

Estimates of future financial results are inherently unreliable. Accordingly, there can be no assurance that the amounts included in our estimate of revenue backlog will be recognized over the next 12 months, or at all. Additionally, because our estimate of revenue backlog is an operating metric, it is not subject to the same level of internal review or control as a U.S. GAAP financial measure. We believe that presenting this estimate provides supplemental information and an alternative presentation useful to investors understanding trends in our business including the shift we are experiencing toward recognizing more software license revenue using the percentage of completion method. The revenue backlog and sales bookings measures are considered non-GAAP financial measures as defined by SEC Regulation G. Although we believe our presentation of non-GAAP financial measures provides useful supplemental information to investors regarding our results of operations, our non-GAAP financial measures should only be considered in addition to, and not as a substitute for or superior to, our financial measures prepared in accordance with U.S. GAAP. The use of non-GAAP financial measures is subject to inherent limitations because they involve the exercise of management's judgment. Management accounts for these limitations by not relying exclusively on non-GAAP financial measures, but only using such information to supplement U.S. GAAP financial results. Our non-GAAP financial measures may be different from such measures used by other companies. We believe that the presentation of these non-GAAP financial measure provides useful information to investors regarding our results of operations. Non-GAAP Measures Copyright (c) 2010. S1 Corporation. All rights reserved. 4

Key Themes Continued increase in sales bookings and revenue backlog Payments and Banking: Large FI segments (excluding Custom Projects) Bookings (trailing six months): Revenue Backlog: 45% increase to $56.7M as of 9/30/10 from $39.2M as of 12/31/09 $26.1M net cash from operating activities for nine months ended 9/30/10 36% increase vs. nine months ended 9/30/09 Balance Sheet: $52.1M in cash and cash equivalents of as 9/30/10 Revenue model transition progressing well Expect some normalization in Adjusted EBITDA by end of 2010 Expect to enter 2011 with greater amount of visibility and predictability Revenue backlog increased 19% during Q3 2010: $57.2M as of September 30, 2010 and $48.2M as of January 30, 2010 Copyright (c) 2010. S1 Corporation. All rights reserved. 5 (CHART) In millions US$

State of the Business - Payments Copyright (c) 2010. S1 Corporation. All rights reserved. 6 Sales Bookings (trailing six months): Revenue Backlog: 76% increase to $16.9M as of 9/30/10 from $9.6M as of 12/31/09 Enhanced presence in Latin America New customers added in Q3 2010 include: A merchant acquirer in the USA A top 20 retailer in the UK A bank in Central America A building society in Australia Two banks in Africa A mobile payments system in the Middle East (CHART)

State of the Business - Large FIs (excl Custom Projects) Copyright (c) 2010. S1 Corporation. All rights reserved. 7 Sales Bookings (trailing six months): Revenue Backlog: 34% increase to $39.8M as of 9/30/10 from $29.6M as of 12/31/09 New customers added in Q3 2010 include: A top 15 bank in the USA A top 20 credit union in the USA Other significant sales in Q3 2010 include: A large add-on sale to a top 15 bank in the USA A large add-on sale to a top three bank in Singapore (CHART)

State of the Business - Community FIs Copyright (c) 2010. S1 Corporation. All rights reserved. 8 New Platform Roll-Out: Over 130 instances on one or more of the following channels: Internet Banking (Retail & Business) Voice Banking Mobile Banking More than 40 projects expected to go live in Q4 2010 (16 mobile) Continue to target completing migrations to new product by end of 2011 PM Systems continues to execute well against plan Added three net new customers

Financials Copyright (c) 2010. S1 Corporation. All rights reserved. 9

Financial Summary - Consolidated Revenue Copyright (c) 2010. S1 Corporation. All rights reserved. 10 Software licenses primarily impacted as more Software license fees recognized upon delivery in 2009 Professional services primarily impacted by: A reduction in Custom Project revenue Lower Professional services in the Americas Hosting primarily impacted by acquisition of PM Systems

Financial Summary - Segment Revenue Copyright (c) 2010. S1 Corporation. All rights reserved. 11 Segment Revenue primarily impacted by: Payments: Lower Professional Services Revenue Banking: Large FI: A reduction of $5.8M in Custom Project revenue: State Farm down $4.2M International branch customer down $1.6M Lower Professional services in the Americas Banking: Community FI Growth due to acquisition of PM Systems

Financial Summary - Consolidated Expenses Copyright (c) 2010. S1 Corporation. All rights reserved. 12 Expenses primarily impacted by: Higher professional services costs incurred in connection with migrating customers in the Banking: Community FI segment Partially offset by: Lower variable cash incentives as a result of lower earnings Lower sales commissions as a result of commission plan structure changes

Financial Summary - Segment Operating Income (Loss) Copyright (c) 2010. S1 Corporation. All rights reserved. 13 Segment Operating income (loss) primarily impacted by: Payments: Lower revenue and growth in professional services personnel to accommodate supporting larger customer projects to ensure capacity to meet future project demands Banking: Large FI: Declines in Custom Project revenue and related profit Banking: Community FI: Costs related to migrating customers to new platform partially offset by revenue growth from acquisition of PM Systems

Financial Summary- Diluted (Loss) Earnings Per Share Copyright (c) 2010. S1 Corporation. All rights reserved. 14 Income tax benefit in Q3 2010 primarily due to U.S. alternative minimum tax loss carryback pursuant to the American Recovery and Reinvestment Act U.S. NOLs total approximately $235M as of 9/30/10

Financial Summary- Cash Flows Copyright (c) 2010. S1 Corporation. All rights reserved. 15 PM Systems acquired in March 2010 for approximately $29.2M in cash Acquired certain assets of Latin America reseller in August 2010 for approximately $1.9M in cash Purchases of PP&E were $1.1M in Q3 2010 and $4.1M YTD 2010

Closing Remarks Copyright (c) 2010. S1 Corporation. All rights reserved. 16 Strong sales bookings Targeting and signing large, high-quality customers Significant increase in revenue backlog: Payments segment Banking: Large FI segment Strong cash flows Continue to see good opportunities in the marketplace Revenue model transition is progressing well Continue to expect some normalization in Adjusted EBITDA by end of 2010 Expect to enter 2011 with a business model that has greater: Visibility Predictability

Thank You Copyright (c) 2010. S1 Corporation. All rights reserved. 17